united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22808

PREDEX

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Michael Achterberg, PREDEX

18500 Von Karman Ave, Suite 350 Irvine, CA 92612

(Name and address of agent for service)

Registrant's telephone number, including area code: 949-336-3445

Date of fiscal year end: 4/30

Date of reporting period: 10/31/18

Item 1. Reports to Stockholders.

PREDEX

Semi-Annual Report
October 31, 2018

PREDEX

INVESTOR INFORMATION: (877) 940-7202

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of PREDEX. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website predexfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Fellow Shareholders,

We are pleased to provide you with the PREDEX (the “Fund”) semi-annual report. The Fund is now invested in 20 private and non-listed institutional real estate funds representing more than 2,000 properties in $146 billion of real estate. We remain committed to utilizing a low-cost, passive investment strategy to invest in the flagship U.S. core property funds managed by the leading institutional real estate sponsors.

Portfolio		Gross Asset
Allocation		Value ($B)	Properties
3.3%	AEW Core Property Trust	$8.8	154
5.3%	American Core Realty Fund	6.8	73
5.4%	Barings Core Property Fund	4.0	53
2.3%	Bentall Kennedy Daily Fair Value Fund	0.1	—
3.0%	Black Creek Diversified Property Fund	2.1	48
9.6%	BlackRock US Core Property Fund	2.7	31
9.8%	CBRE US Core Partners	3.0	37
8.1%	Clarion Lion Properties Fund	12.2	141
7.9%	Guggenheim Real Estate US Property Fund	1.6	43
9.5%	Invesco Core Real Estate USA	13.4	101
3.2%	JLL Income Property Trust	2.7	71
5.2%	MEPT Edgemoor LP	9.6	90
1.8%	Prologis Targeted U.S. Logistics Holdings, LP	10.3	559
9.7%	PRISA LP	25.3	271
1.6%	RREEF America REIT II	13.2	99
1.3%	RREEF Core Plus Industrial Fund	0.5	12
3.8%	Sentinel Real Estate Fund	1.7	28
2.3%	Stockbridge Smart Markets Fund	2.3	60
5.3%	UBS Trumbull Property Fund	23.4	203
1.7%	USAA US Government Building Fund	2.3	10
100.0%	TOTAL	$145.9	2,084

Information is unaudited and holdings are subject to change. The underlying fund data is as of September 30, 2018 based on allocations by the Fund as of October 31, 2018.

Performance has been very consistent, and the Fund has continued to generate a positive return every month. Class I shares returned +2.79% for the six-month period ended October 31, 2018. The maximum drawdown at any time since inception remains only 0.19%.

During late September 2018 the Fund received approximately $92 million in subscriptions which was quickly invested across seventeen funds by October 1st. We would not envision any difficulty deploying far greater capital amounts. The relative portfolio composition including sector and geographic diversifications did not significantly change during the period.

PREDEX seeks to continue to provide low volatility and relatively low correlation to the other major asset classes. The Fund is well diversified by fund manager, property type and geography.

SECTOR	GEOGRAPHIC
DIVERSIFICATION	DIVERSIFICATION
(unaudited)	(unaudited)

The charts represent the underlying fund holdings. Allocation, Sector and Geographic Diversification are subject to change. Diversification does not eliminate the risk of experiencing losses.

We thank you for your investment and continued confidence in the Fund.

Sincerely,

Michael Achterberg, CAIA	J. Grayson Sanders
Portfolio Manager	Chief Investment Officer

6011-NLD-01/04/2019

PREDEX
PORTFOLIO REVIEW (Unaudited)
October 31, 2018

The Fund’s performance compared to its benchmarks for the periods ended October 31, 2018:

Since
		Since	Inception
		Inception	Class T and
	Six Months	Class I (1)	Class W (2)
PREDEX:
Class I	+ 2.79%	+ 4.38%	—
Class W	+ 2.63%	—	+ 4.30%
Class T – without load	+ 2.63%	—	+ 4.30%
Class T – with load (3)	- 1.74%	—	- 0.14%
Bloomberg Barclays Aggregate Bond Index	- 0.19%	- 0.63%	- 0.29%
S&P 500 Total Return Index	+ 3.40%	+13.82%	+ 1.16%

(1)	Annualized total return since July 1, 2016 when the class commenced operations.

(2)	Total return since March 1, 2018 when the class commenced operations.

(3)	Adjusted for initial maximum sales charge of 4.25%.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The chart does not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month end, please call 877-940-7202.

The Fund’s investment adviser has contractually agreed to reduce its fees and absorb expenses of the Fund at least until August 31, 2019 so that the annual operating expenses (including offering expenses, but excluding taxes interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 1.20%, 1.45% and 1.45% per annum of the average daily net assets of Class I, Class T and Class W, respectively. Without the waiver the expenses would be 1.75% for Class I and 2.05% for Class T and Class W per the Fund’s prospectus dated September 1, 2018. Class T shares are subject to a maximum load of 4.25%. Please review the accompanying Financial Highlights and the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

Portfolio Composition as of October 31, 2018 (Unaudited)

Percent of Net
Assets
Real Estate Investment Funds	91.6%
Short-Term Investments	8.0%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See the Portfolio of Investments in this semi-annual report for a more detailed account of the Fund’s holdings.

PREDEX
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2018

Shares		Fair Value
	REAL ESTATE INVESTMENTS (91.6%)
	Private Investment Funds * (86.0%)
4,244	AEW Core Property Trust (U.S.), Inc.	$4,313,966
56	American Core Realty Fund, LP	6,948,119
54,667	Barings Core Property Fund LP	7,146,582
281,199	Bentall Kennedy Daily Value Fund, LP	3,011,754
n/a	BlackRock US Core Property Fund, LP	12,633,188
9,120,152	CBRE U.S. Core Partners, LP	12,846,647
7,163	Clarion Lion Properties Fund, LP	10,671,324
n/a	Guggenheim Real Estate U.S. Property Fund LP	10,395,672
68	Invesco Core Real Estate USA, LP	12,509,989
3,258	MEPT Edgemoor LP	6,893,863
1,483	Prologis Targeted U.S. Logistics Holdings, LP	2,312,035
7,799	PRISA LP	12,698,502
17,317	RREEF America REIT II, Inc.	2,144,221
13,984	RREEF Core Plus Industrial Fund LP	1,673,458
57	Sentinel Real Estate Fund, LP	5,020,222
1,951	Stockbridge Smart Markets Fund, LP	3,009,015
629	UBS Trumbull Property Fund LP	7,026,453
n/a	USAA US Government Building Fund	2,176,618
	Total Private Investment Funds (Cost $120,664,089)	123,431,628

	Public Non-Traded Funds (5.6%)
525,852	Black Creek Diversified Property Fund (Class I)	3,965,868
341,463	Jones Lang LaSalle Income Property Trust, Inc. (Class M-I)	4,148,147
	Total Public Non-Traded Funds (Cost $7,911,555)	8,114,015

	TOTAL REAL ESTATE INVESTMENTS (Cost $128,575,644)	131,545,643

	SHORT-TERM INVESTMENT (8.0%)
11,443,061	Dreyfus Treasury & Agency Cash Management, Institutional Shares, 2.08% + (Cost $11,443,061)	11,443,061

	TOTAL INVESTMENTS (99.6%) (Cost $140,018,705)	142,988,704
	OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)	516,208
	NET ASSETS (100.0%)	$143,504,912

LP - Limited Partnership

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2018.

*	Fair value estimated using Fair Valuation Procedures adopted by the Board of Trustees as discussed in Note 2.

See Notes to Financial Statements.

PREDEX
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2018

ASSETS
Investments at fair value (identified cost $140,018,705)	$142,988,704
Cash	1,938
Dividends and interest receivable	365,202
Subscriptions	261,600
Prepaid expenses and other assets	33,477
Total Assets	143,650,921

LIABILITIES
Accrued advisory fee	95,448
Distribution fees payable	2
Accrued expenses and other liabilities	50,559
Total Liabilities	146,009
NET ASSETS	$143,504,912

COMPONENTS OF NET ASSETS
Paid-in capital	$140,361,143
Accumulated earnings	3,143,769
NET ASSETS	$143,504,912

Class I
Net assets	$143,476,960
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	5,462,596
Net asset value, offering and redemption price per share	$26.27

Class T
Net assets	$2,701
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	103
Net asset value and redemption price per share	$26.25	(a)
Maximum offering price per share (maximum sales charge of 4.25%)	$27.42

Class W
Net assets	$25,251
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	962
Net asset value, offering and redemption price per share	$26.25

(a)	NAV does not appear to recalculate because it is based upon the fractional quantity of shares.

See Notes to Financial Statements.

PREDEX
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2018

INVESTMENT INCOME
Dividend income	$1,024,681
Interest income	83,590
Total Investment Income	1,108,271

EXPENSES
Investment advisory fees	188,827
Distribution fees:
Class T	4
Class W	29
Shareholder service fees	34,320
Trustees fees	33,711
Legal fees	25,206
Administration fees	24,531
Transfer agent fees	24,352
Audit and tax fees	20,287
Fund accounting fees	19,882
Professional fees	18,652
Registration fees	17,644
Printing fees	13,106
Insurance fees	9,577
Custodian fees	3,038
Miscellaneous expenses	2,269
Total Expenses	435,435
Less: Fees waived by advisor	(20,156)
Net Expenses	415,279
Net Investment Income	692,992

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net change in unrealized appreciation on investments	1,032,285
Net Realized and Unrealized Gain on Investments	1,032,285
Net Increase in Net Assets Resulting from Operations	$1,725,277

See Notes to Financial Statements.

PREDEX
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	October 31, 2018	April 30, 2018
	Unaudited
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$692,992	$700,603
Distributions of long-term capital gain from investment funds	—	20,805
Net change in unrealized appreciation on investments	1,032,285	1,779,979
Net Increase in Net Assets Resulting from Operations	1,725,277	2,501,387

DISTRIBUTIONS TO SHAREHOLDERS *
Class I:
From net investment income	—	(349,135)
From return of capital	—	(676,677)
Total distributions paid	(1,024,515)	—
Class T(i):
From net investment income	—	—
From return of capital	—	(22)
Total distributions paid	(53)	—
Class W(i):
From net investment income	—	—
From return of capital	—	(22)
Total distributions paid	(492)	—
Total Distributions to Shareholders	(1,025,060)	(1,025,856)

BENEFICIAL INTEREST TRANSACTIONS
Class I:
Proceeds from shares issued	109,359,474	4,877,762
Distributions reinvested	43,994	22,094
Payments for shares redeemed	(10,661,471)	(2,211,165)
Class T(i):
Proceeds from shares issued	—	2,589
Distributions reinvested	53	22
Class W(i):
Proceeds from shares issued	22,000	2,589
Distributions reinvested	492	22
Total Beneficial Interest Transactions	98,764,542	2,693,913
Increase in Net Assets	99,464,759	4,169,444

NET ASSETS
Beginning of period	44,040,153	39,870,709
End of period **	$143,504,912	$44,040,153

*	Distributions from net investment income and net realized capital gains are combined for the six months ended October 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current period presentation

**	Net Assets includes accumulated net investment income of $524,331 as of April 30, 2018

SHARE ACTIVITY
Class I:
Shares issued	4,180,547	189,537
Shares reinvested	1,685	858
Shares redeemed	(406,633)	(86,130)
Net increase in shares of beneficial interest outstanding	3,775,599	104,265
Class T(i):
Shares issued	842	100
Shares reinvested	2	1
Net increase in shares of beneficial interest outstanding	844	101
Class W(i):
Shares issued	842	100
Shares reinvested	19	1
Net increase in shares of beneficial interest outstanding	861	101

(i)	Class T and Class W commenced operations on March 1, 2018.

See Notes to Financial Statements.

PREDEX
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended October 31, 2018

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$1,725,277
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(89,583,941)
Net purchase of short term investments	(8,861,255)
Net change in unrealized appreciation on investments	(1,032,285)
(Increase)/Decrease in assets:
Advance contributions to private investment funds	400,000
Due from advisor	26,123
Dividends receivable	(262,087)
Prepaid expenses and other assets	23,617
Increase/(Decrease) in liabilities:
Accrued advisory fee	95,448
Accrued expenses and other liabilities	(7,672)
Net cash used in operating activities	(97,476,775)

Cash Flows from Financing Activities
Proceeds from shares issued	109,119,874
Payments for shares redeemed	(10,661,471)
Cash distributions paid	(980,521)
Net cash provided by financing activities	97,477,882

Net increase in cash	1,107
Cash at beginning of year	831
Cash at end of year	$1,938

Supplemental disclosure of non-cash activity:
Non-cash financing activities not included herein consists of reinvestment of dividends	$44,539

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class I
	For the Six		For the	For the		For the	For the	For the
	Months Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	October 31,		April 30,	April 30,		April 30,	April 30,	April 30,
	2018		2018	2017 (1)		2016	2015	2014
	Unaudited

Net Asset Value, Beginning of Period	$26.10		$25.19	$25.00		$25.00	$25.00	$25.00

From Operations:
Net investment income (a)	0.27		0.43	0.00		—	—	—
Net gain from investments (both realized and unrealized)	0.45		1.11	0.31		—	—	—
Total from operations	0.72		1.54	0.31		—	—	—

Less Distributions:
From net investment income	(0.55)		(0.21)	(0.11)		—	—	—
From net realized gain	—		—	(0.01)		—	—	—
From return of capital	—		(0.42)	—		—	—	—
Total distributions	(0.55)		(0.63)	(0.12)		—	—	—
Net Asset Value, End of Period	$26.27		$26.10	$25.19		$25.00	$25.00	$25.00

Total Return (b)	2.79	% (g)	6.18%	1.27%		0.00%	0.00%	0.00%

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$143,477		$44,034	$39,871		$100	$100	$100
Ratio of expenses to average net assets (c):
before reimbursement	1.26	% (f)	1.73%	3.63	% (e)	57.26%	2.25%	30.01%
net of reimbursement	1.20	% (f)	1.20%	1.20	% (e)	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets (c) (d)	2.00	% (f)	1.70%	0.02	% (e)	0.00%	0.00%	0.00%
Portfolio turnover rate	0	% (g)	0%	0%		0%	0%	0%

(1)	Commencement of operations was July 1, 2016.

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(c)	Does not include expenses of investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Recurring expenses that were not charged until the fund commenced operations on July 1, 2016 have been annualized.

(f)	Annualized.

(g)	Not Annualized.

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class T		Class W
	For the Six	For the	For the Six	For the
	Months Ended	Period Ended	Months Ended	Period Ended
	October 31,	April 30,	October 31,	April 30,
	2018	2018 (1)	2018 (1)	2018 (1)
	Unaudited		Unaudited

Net Asset Value, Beginning of Period	$26.09	$25.89	$26.09	$25.89

From Operations:
Net investment income (a)	0.25	0.08	0.26	0.08
Net gain from investments (both realized and unrealized)	0.43	0.34	0.42	0.34
Total from operations	0.68	0.42	0.68	0.42

Less Distributions:
From net investment income	(0.52)	—	(0.52)	—
From return of capital	—	(0.22)	—	(0.22)
Total distributions	(0.52)	(0.22)	(0.52)	(0.22)
Net Asset Value, End of Period	$26.25	$26.09	$26.25	$26.09

Total Return (b) (f)	2.63%	1.63%	2.63%	1.63%

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$3	$3	$25	$3
Ratio of expenses to average net assets (c) (e):
before reimbursement	1.55%	2.41%	1.53%	2.41%
net of reimbursement	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets (c) (d) (e)	1.92%	1.87%	1.96%	1.87%
Portfolio turnover rate (f)	0%	0%	0%	0%

(1)	Commencement of operations was March 1, 2018.

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(c)	Does not include expenses of investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

See Notes to Financial Statements.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2018

(1)	ORGANIZATION

PREDEX (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified, engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value. The Fund’s investment advisor is PREDEX Capital Management, LLC (the “Advisor”).

The primary investment objective of the Fund is to seek consistent current income while secondarily seeking long-term capital appreciation with moderate volatility.

The Fund was organized as a statutory trust on February 5, 2013 (date of organization), under the laws of the State of Delaware. There were no organizational costs during the period prior to commencement of trading.

The Fund currently offers Class I, Class T and Class W shares. The Fund commenced operations July 1, 2016 with a single class of shares which was renamed Class I on March 1, 2018. Class T and Class W shares commenced operations on March 1, 2018. Class T shares are offered at net asset value plus a maximum sales charge of 4.25%. Class I and Class W shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund uses fair valuation procedures to value a substantial portion of its assets. The Fund uses the fair value of a security to calculate its net asset value (“NAV”) when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Investment Funds – The Fund invests a significant portion of its assets in Private Investment Funds (each a “Private Fund” and collectively, the “Private Funds”). The Private Funds measure their real estate investments at fair value, and report a NAV per share on a calendar quarter basis. The Fund estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

the change in a proprietary benchmark that the Fund has deemed to be representative of the entire Private Fund market.

Fair Value Process – The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments will be based on available information and will not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Investments*	Level 1	Level 2	Level 3	Total Value
Real Estate Investment Funds	$8,114,015	$—	$123,431,628	$131,545,643
Short-Term Investment	11,443,061	—	—	11,443,061
Total	$19,557,076	$—	$123,431,628	$142,988,704

*   Refer to the Portfolio of Investments for a more detailed account of the Fund’s holdings.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented. It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

As of October 31, 2018, there was no significant change in fair value from the most recent NAV for each Private Fund. The following is a reconciliation of assets in which Level 3 inputs were used in determining fair value:

Private
Investment
Funds
Beginning balance	$37,387,232
Cost of purchases	85,000,867
Change in unrealized appreciation	1,043,529
Proceeds from sales	—
Realized gain (loss)	—
Net transfers in/out of Level 3	—

Ending balance	$123,431,628

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of October 31, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for open tax years ended April 30, 2017 and April 30, 2018 or expected to be taken in the Fund’s April 30, 2019 year-end tax return. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after filing.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement with the Trust, with respect to the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.55% of the average daily net assets of the Fund. For the six months ended October 31, 2018, the Advisor earned advisory fees of $188,827.

The Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least until August 31, 2019 so that Net Annual Operating Expenses (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 1.20%, 1.45% and 1.45% per annum of the average daily net assets of Class I, Class T and Class W, respectively. During the six months ended October 31, 2018, the Advisor waived fees of $20,156.

The Agreement allows the Advisor to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the above indicated expense limitation. The amount that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under the Agreement, the Advisor can only recover such amounts for a period of up to three fiscal years subsequent to the fiscal year fees were waived or reimbursed by the Advisor. As of April 30, 2018, the amount recoverable by the Advisor under the Agreement was $595,477. $57,261, $318,315 and $219,901 are subject to recapture by April 30, 2019, April 30, 2020, and April 30, 2021, respectively.

Northern Lights Distributors, LLC (the “Distributor”) is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s Board of Trustees (the “Board”) has adopted, on behalf of the Fund, a Shareholder Services Plan (the “Plan”), under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to Class I, Class T and Class W shares, respectively, for such services. For the six months ended October 31, 2018, the Fund incurred shareholder servicing fees of $34,320 for Class I. The Class T and Class W shares also pay to the Distributor a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities including marketing and other activities to support the distribution of the Class T and Class W shares. Under the Distribution Plans, the Fund pays 0.25% per year of its average daily net assets for such

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

services for Class T and Class W shares, respectively. For the six months ended October 31, 2018, the Fund incurred distribution fees of $4 and $29 for Class T and Class W shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or Advisor an annual fee of $20,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Trustee who serves as Chairperson of the Board receives an additional annual fee of $2,000. The Trustee who serves a Chairperson of the Audit Committee receives an additional annual fee of $5,000. None of the executive officers receive compensation from the Fund.

(4)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended October 31, 2018 amounted to $89,583,941 and $0, respectively.

(5)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments for federal income tax purposes, and its respective unrealized appreciation and depreciation at October 31, 2018, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$139,295,059	$ 3,693,645	$ —	$ 3,693,645

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

(6)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following years was as follows:

	Fiscal Year	Fiscal Year
	Ended April	Ended April
	30, 2018	30, 2017
Long-term capital gain	$349,135	$67,733
Return of capital	676,721	—
	$1,025,856	$67,733

As of April 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Post October Loss	Other Book/Tax	Net Unrealized	Total Accumulated
and Late Year Loss	Differences	Appreciation	Earnings
$(121,720)	$(77,595)	$2,642,867	$2,443,552

The difference between book basis and tax basis accumulated net investment income/loss and unrealized appreciation from investments is primarily attributable to tax adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $121,720.

For the year ended April 30, 2018, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Undistributed Net	Accumulated Net
Paid-in Capital	Investment Income	Realized (Loss)
$ (155,651)	$ 236,676	$ (81,025)

(7)	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2018

During the six months ended October 31, 2018, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #1	Offer #2
Commencement Date	6/28/2018	9/20/2018
Repurchase Request Deadline	7/30/2018	10/23/2018
Repurchase Pricing Deadline	7/30/2018	10/23/2018
Net Asset Value as of Repurchase Pricing Date	$26.17	$26.23
Amount Repurchased	$233,030	$10,428,442

(8)	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

(9)	SUBSEQUENT EVENTS

Effective November 1, 2018, the expense limitation for Class I, Class T and Class W shares were lowered to 1.15%, 1.40% and 1.40%, respectively, until October 31, 2019.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the above.

Consideration and Renewal of Management Agreement between PREDEX Capital Management, LLC and PREDEX

In connection with a regular meeting held on June 6, 2018, the Board of Trustees (the “Board” or the “Trustees”) of PREDEX (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the management agreement (the “Management Agreement”) between the Fund and PREDEX Capital Management, LLC (the “Adviser” or “PCM”).

Counsel assisted the Trustees in reviewing the Adviser’s responses to a series of questions regarding, among other things, the investment performance of the Fund, the Adviser’s services to PREDEX, comparative fee and expense information, and the Adviser’s profitability from its relationship with the Fund (the “15c Response.) The Trustees relied upon the advice of counsel and their own business judgment in evaluating and weighting each of the factors to be considered. The conclusions reached by the Trustees were based upon a comprehensive evaluation and discussion of all the information provided in the 15c Response for Fund with respect to the approval of the Management Agreement.

As to the nature, extent and quality of services to be provided, the Trustees noted they had previously considered the Adviser’s business plan, the educational credentials and experience of their personnel and further noted that there has been no change to the personnel who manage the Fund since the last approval. They also acknowledged that Fund management has accrued extensive experience implementing and managing the Fund over the last two years, improving performance over time as the Fund became fully-invested and more accurately reflected the stated Fund strategy. The Trustees considered services provided by the Adviser beyond portfolio management, including but not limited to, 1940 Act compliance, IRS testing and monitoring and marketing and sales support. The Trust’s CCO noted no issue with PCM’s compliance program, that the Adviser has been instrumental in the operation of the Fund’s compliance program, and that the Adviser made all suggested enhancements to PCM’s compliance program as requested by the Trust’s CCO. The Trustees noted that the Adviser reported no material compliance or litigation issues during the past 24 months. The Trustees noted PCM’s efforts to increase distribution of the Fund by expanding sales initiatives, executing selling agreements, and creating valuable sales and marketing partnerships. The Trustees concluded that they are satisfied with PCM’s quality of service.

With respect to performance, the Board considered the fact that the Fund has been operational for less than two years and that performance data is limited. The Trustees reviewed the performance of the Fund for the 1-year and since-inception periods ended April 30, 2018 as against the Bloomberg Barclays Aggregate Bond Index, the S&P 500 Index, the Morningstar Real Estate Mutual Funds peer group, and a Real Estate Interval Fund peer group. The Trustees considered that the Fund’s Class I shares returned 6.18% and 4.04% for each period, outperforming the Bloomberg Barclays Aggregate bond Index for both periods, underperforming the S&P 500 Index for both periods, and generating comparable returns to both the Morningstar Real Estate Mutual Funds peer group and the Real Estate Interval Fund peer group. The Trustees acknowledged that Fund is the only client of the Adviser, that the Adviser has no other managed funds to compare to the Fund, and that the Fund does not easily lend itself to one performance benchmark or peer group due to its novel nature and strategy. The Trustees also considered the Fund’s early struggle to reach full-investment and the potential impact under investment took on the Fund’s performance metrics. The Trustees also considered the background and experience of J. Grayson Sanders and Michael Achterberg, the Fund’s co-portfolio managers. The Trustees concluded that they were satisfied with the Fund’s current performance and they continue to have a reasonable expectation that the Adviser would deliver acceptable performance to shareholders.

With respect to the cost of services to be provided by the Adviser, the Board considered the Fund’s fees against the fees of the Morningstar Real Estate Mutual Funds peer group and the Real Estate Interval Fund peer group. Based on the Board’s consideration of the peer group information provided by the Adviser, and their own independent research of comparable fund fees, the Board noted that the Fund’s 0.55% management fee and expenses are both below the peer group average for each share class and that the fee payable to the Adviser is not unreasonable.

With respect to profitability, the Trustees reviewed the Adviser’s unaudited balance sheet an income statement for the most recent 12 months. The Trustees found that PCM reimbursed the Fund for all management fees received because the Fund’s expenses rose above the expense caps set by the Expense Agreement, and that the Adviser earned approximately $300,000 in fees, but reimbursed the Fund approximately $500,000. The Trustees found that the Adviser did not generate a profit from the Adviser’s relationship with the Fund, and as such, excessive profitability is not an issue at this time.

As to economies of scale, the Board considered the fact that the Adviser has in place an expense limitation agreement that would limit expenses borne by shareholders through at least August 2019, a term extending beyond the Board’s next review of the Agreement in June 2019. The Board also considered that the Agreement did not contain breakpoints that would reduce the fee rate as assets grow, but noted that the Adviser was willing to revisit the issue of break points as assets grow. The Board stated that the Fund’s growth has not been at a rate that would allow PCM to realize economies of scale and that the absence of breakpoints at this time was acceptable.

Having requested and received such information from the Adviser that the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that re-approval of the Agreement was in the best interests of the Trust and its shareholders. In considering the Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Trust’s surrounding circumstances.

PRIVACY NOTICE
FACTS	WHAT DOES PREDEX DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons PREDEX chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does PREDEX share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-940-7202

Who we are
Who is providing this notice?	PREDEX
What we do
How does PREDEX protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does PREDEX collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ PREDEX does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ PREDEX does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ PREDEX doesn’t jointly market.

Investment Advisor
PREDEX Capital Management, LLC
18500 Von Karman Ave, Suite 350
Irvine, CA 92612

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
RSM US LLP
555 Seventeenth Street, Suite 1000
Denver, CO 80202

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling (877) 940-7202 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling (877) 940-7202.

PREDEX

PREDEX Capital Management, LLC
18500 Von Karman Avenue, Suite 350
Irvine, CA 92612

To learn more about PREDEX or for any general inquiries, contact us.
Email: info@predexcapital.com
Phone: 949-336-3445

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PREDEX

By (Signature and Title)

/s/ J. Grayson Sanders

J. Grayson Sanders, Principal Executive Officer/President

Date 1/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Grayson Sanders

J. Grayson Sanders, Principal Executive Officer/President

Date 1/9/19

By (Signature and Title)

/s/ Michael Achterberg

Michael Achterberg, Principal Financial Officer/Treasurer

Date 1/9/19